UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 23, 2022

Cytokinetics, Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Oyster Point Boulevard, South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Today, February 23, 2022, Cytokinetics, Incorporated (the “Company” or “Cytokinetics”) announced that SEQUOIA-HCM (Safety, Efficacy, and Quantitative Understanding of Obstruction Impact of Aficamten in HCM), a Phase 3 clinical trial of aficamten in patients with symptomatic obstructive hypertrophic cardiomyopathy (HCM), is open to enrollment. Aficamten is a next-generation cardiac myosin inhibitor in development for the potential treatment of HCM. SEQUOIA-HCM builds on the positive results from REDWOOD-HCM, a Phase 2 clinical trial of aficamten, that demonstrated that treatment with aficamten for 10 weeks resulted in reductions from baseline compared to placebo in the average resting left ventricular outflow tract pressure gradient (LVOT-G) and the average post-Valsalva LVOT-G, with no treatment interruptions or discontinuations, nor any treatment related serious adverse events.

SEQUOIA-HCM: Clinical Trial Design

SEQUOIA-HCM is a Phase 3 randomized, placebo-controlled, double-blind, international multi-center clinical trial designed to evaluate aficamten in patients with symptomatic obstructive HCM on background medical therapy for 24 weeks. The primary endpoint is the change in peak oxygen uptake (pVO2) measured by cardiopulmonary exercise testing (CPET) from baseline to Week 24. Secondary endpoints include the change from baseline to Week 12 and Week 24 in Kansas City Cardiomyopathy Questionnaire (KCCQ) score, proportion of patients with ≥1 class improvement in New York Heart Association (NYHA) functional class, post-Valsalva left ventricular outflow tract gradient (LVOT-G), and proportion of patients with post-Valsalva LVOT-G <30 mmHg, as well as the change from baseline to Week 24 in total workload during CPET.

SEQUOIA-HCM is expected to enroll 270 patients, randomized on a 1:1 basis to receive aficamten or placebo in addition to standard-of-care treatment. Following the positive results from Cohort 3 of REDWOOD-HCM, patients whose background therapy includes disopyramide are eligible for enrollment. Randomization will be stratified by use of beta-blockers and CPET exercise modality (treadmill or bicycle). At screening, patients enrolled in SEQUOIA-HCM must have a resting LVOT-G ≥30 mmHg, post-Valsalva peak LVOT-G ≥50 mmHg, be NYHA functional class II or III, and have a pVO2 <80% predicted. Each patient will receive up to four escalating doses of aficamten or placebo based on echocardiographic guidance alone. Patients receiving aficamten will begin with 5 mg dosed once daily. At weeks 2, 4 and 6 patients will receive an echocardiogram to determine if they will be up-titrated to escalating doses of 10, 15 or 20 mg. Dose escalation will occur only if a patient has a post-Valsalva LVOT-G ≥30 mmHg and a biplane left ventricular ejection fraction (LVEF) ≥55%. Patients who do not meet escalation criteria will continue to receive their current dose or may be down-titrated if their LVEF is below 50%. Patients who complete SEQUOIA-HCM will be eligible to participate in an open label extension trial. Additional information can be found on www.clinicaltrials.gov.

About Aficamten

Aficamten is an investigational selective, small molecule cardiac myosin inhibitor discovered following an extensive chemical optimization program that was conducted with careful attention to therapeutic index and pharmacokinetic properties and as may translate into next-in-class potential in clinical development. Aficamten was designed to reduce the number of active actin-myosin cross bridges during each cardiac cycle and consequently suppress the myocardial hypercontractility that is associated with hypertrophic cardiomyopathy (HCM). In preclinical models, aficamten reduced myocardial contractility by binding directly to cardiac myosin at a distinct and selective allosteric binding site, thereby preventing myosin from entering a force producing state. The development program for aficamten is assessing its potential as a treatment that improves exercise capacity and relieves symptoms in patients with HCM as well as its long-term effects on cardiac structure and function. Aficamten received Breakthrough Therapy Designation for the treatment of symptomatic obstructive HCM from the U.S. Food & Drug Administration (FDA) as well as the National Medical Products Administration (NMPA) in China.

About Hypertrophic Cardiomyopathy

Hypertrophic cardiomyopathy (HCM) is a disease in which the heart muscle (myocardium) becomes abnormally thick (hypertrophied). The thickening of cardiac muscle leads to the inside of the left ventricle becoming smaller and stiffer, and thus the ventricle becomes less able to relax and fill with blood. This ultimately limits the heart’s pumping function, resulting in symptoms including chest pain, dizziness, shortness of breath, or fainting during physical activity. A subset of patients with HCM are at high risk of progressive disease which can lead to atrial fibrillation, stroke and death due to arrhythmias. There are no FDA approved medical treatments that directly address the hypercontractility that underlies HCM.

About Cytokinetics

Cytokinetics is a late-stage biopharmaceutical company focused on discovering, developing and commercializing first-in-class muscle activators and next-in-class muscle inhibitors as potential treatments for debilitating diseases in which muscle performance is compromised. As a leader in muscle biology and the mechanics of muscle performance, the company is developing small molecule drug candidates specifically engineered to impact muscle function and contractility. Cytokinetics is readying for the potential commercialization of omecamtiv mecarbil, its cardiac muscle activator, following positive results from GALACTIC-HF, a large, international Phase 3 clinical trial in patients with heart failure. Cytokinetics is also developing aficamten, a next-generation cardiac myosin inhibitor, currently the subject of SEQUOIA-HCM, the Phase 3 clinical trial of aficamten in patients with hypertrophic cardiomyopathy (HCM). Cytokinetics is also developing reldesemtiv, an investigational fast skeletal muscle troponin activator, currently the subject of COURAGE-ALS, a Phase 3 clinical trial in patients with amyotrophic lateral sclerosis (ALS). Cytokinetics continues its over 20-year history of pioneering innovation in muscle biology and related pharmacology focused to diseases of muscle dysfunction and conditions of muscle weakness.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act’s Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements express or implied relating to the properties or potential benefits of aficamten or any of our other drug candidates, our ability to fully enroll SEQUOIA-HCM by any particular time, if at all, and the likelihood or timing of regulatory approval for aficamten or any of our other drug candidates. Such statements are based on management’s current expectations, but actual results may differ materially due to various risks and uncertainties, including, but not limited to the risks related to Cytokinetics’ business outlines in Cytokinetics’ filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and Cytokinetics’ actual results of operations, financial condition and liquidity, and the development of the industry in which it operates, may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that Cytokinetics makes in this press release speak only as of the date of this press release. Cytokinetics assumes no obligation to update its forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date: February 23, 2022	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer